SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 19, 2008

                        MERIDIAN INTERSTATE BANCORP, INC.
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)

        Massachusetts                   001-33898               20-4652200
        -------------                   ---------               ----------
(State or Other Jurisdiction)     (Commission File No.)     (I.R.S. Employer
      of Incorporation)                                    Identification No.)


10 Meridian Street, East Boston, Massachusetts                   02128
----------------------------------------------                   -----
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:  (617) 567-1500
                                                     --------------


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

     On August 19, 2008, stockholders of Meridian Interstate Bancorp, Inc. (the "Registrant") approved the Registrant's 2008 Equity Incentive Plan (the "Equity Incentive Plan"). A description of the Equity Incentive Plan is included in "Proposal 2 -- Approval of the Company's 2008 Equity Incentive Plan" of the Registrant's Definitive Proxy Statement for its 2008 Annual Meeting, as filed with the Securities and Exchange Commission (the "SEC") on July 11, and is incorporated herein by reference.

Item 8.01.  Other Events.

     On August 19, 2008, the Registrant held its Annual Meeting of Stockholders. At the Annual Meeting, stockholders of the Registrant approved all three proposals submitted by the Board of Directors for their consideration, including the re-election of four nominees to the Board - Vincent D. Basile, James P. Del Rossi, James G. Sartori and Paul T. Sullivan. Each of the four nominees was elected to serve a three-year term of office.

     In addition, the Registrant's stockholders approved the Company's 2008 Equity Incentive Plan and ratified the appointment of Wolf & Company, P.C. as its independent registered public accounting firm for the year ending December 31, 2008.

Item 9.01.  Financial Statements and Exhibits.

     (a)    Not Applicable.

     (b)    Not Applicable.

     (c)    Not Applicable.

     (d)    Exhibits.

            Exhibit No.         Description
            -----------         -----------

            10 Meridian Interstate Bancorp, Inc. 2008 Equity Incentive Plan (incorporated by reference to Appendix A of the Registrant's Definitive Proxy Statement for the 2008 Annual Meeting of Stockholders (File No. 001-33898), as filed with the SEC on July 11, 2008)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             MERIDIAN INTERSTATE BANCORP, INC.



DATE: August 21, 2008                       By:  /s/ Leonard V. Siuda
                                                 -----------------------------
                                                 Leonard V. Siuda
                                                 Treasurer and
                                                   Chief Financial Officer

                                  EXHIBIT INDEX

The following exhibits are filed as part of this report:

        Exhibit No.             Description
        -----------             -----------

        10 Meridian Interstate Bancorp, Inc. 2008 Equity Incentive Plan (incorporated by reference to Appendix A of the Registrant's Definitive Proxy Statement for the 2008 Annual Meeting of Stockholders (File No. 001-33898), as filed with the SEC on July 11, 2008)